                  Contact: Jane C. Marlow                                       Symbol:  TSIC
                  Investor Relations                                            Traded: NASDAQ National
                  Tropical Sportswear Int'l Corporation
                  Tel:  (813) 249-4900
                  Fax: (813) 371-4708

FOR IMMEDIATE RELEASE

Tropical Sportswear Int'l Hires BOLT as its Brand Marketing and Communications Agency for the Savane(R)brand

TAMPA,  Florida,  January 21, 2004 - Tropical Sportswear Int'l Corporation  ("TSI") (NASDAQ:  TSIC) announced today that it has  hired  BOLT as its new  brand  marketing  and  communications  agency to  provide  direction  in brand strategy,  research,  repositioning,  and creative  development  for the Savane(R)brand.  TSI selected BOLT for its extensive marketing communications experience in the fashion retail industry.

Rich Domino,  President,  enthusiastic  about bringing BOLT onboard said,  "After  reviewing our objectives for the
Savane(R)brand,  I am  confident  we have found an agency  that can provide us with  fresh,  on-target  thinking to increase consumer recognition."

Jamey Boiter,  Brand  Development  Principal of BOLT,  said,  "We are excited for the  opportunity  to leverage our fashion  retail  marketing  knowledge  and provide TSI with the  creative insight to drive the Savane(R)name to the forefront of the consumer's mind."

TSI is a designer,  producer and marketer of high-quality  branded and retailer  private  branded apparel  products that are sold to major retailers in all levels and channels of  distribution.  Primary product lines feature casual and  dress-casual  pants,  shorts,  denim jeans,  and woven and knit shirts for men, women,  boys and girls.  Major owned brands include Savane(R),  Farah(R),  Flyers(TM),  The Original Khaki Co.(R),  Bay to Bay(R),  Two Pepper(R),
Royal Palm(R), Banana Joe(R), and  Authentic  Chino  Casuals(R).  Licensed  brands  include  Bill Blass(R) and  Van
Heusen(R).  Retailer national private  brands  that  we produce include Puritan(R),  Member's Mark(R),  George(TM),
Sonoma(R),  Croft &  Barrow(R),  St. John's Bay(R),  Roundtree & Yorke(R),  Geoffrey Beene(R),  Izod(R), and  White
Stag(R). TSI  distinguishes  itself by providing major retailers with comprehensive brand  management  programs and uses advanced  technology to provide  retailers with customer,  product and market analyses,  apparel  design,  and merchandising  consulting and inventory  forecasting
with a focus on return on investment.

BOLT is best known for creating and building  powerful and complete  brand  experiences  through  integrated  brand development,  product  design  and retail  environments.  BOLT has won  numerous  international  design  awards and serves  Fortune 500 clients in the United  States and  Europe.  Some of BOLT's  clients  have  included  Coca-Cola,
General Electric, Lowe's, Phillips-Van Heusen, Nat Nast and Ecko Unltd.

This press  release  contains  forward-looking  statements,  which are subject to the safe  harbor  created by the
Private  Securities   Litigation  Reform  Act  of  1995.  Management  cautions  that  these  statements  represent projections  and  estimates of future  performance  and involve  certain  risks and  uncertainties.  The Company's actual results could differ materially from those anticipated in these  forward-looking  statements as a result of factors  including,  without  limitation,  among  other  things,  expectations  and  beliefs  with  respect to the marketing  efforts that may not be achieved or successful  and other risk factors  listed from time to time in the
Company's  reports  (including  its  Annual  Report on Form  10-K)  filed with the U.S.  Securities  and  Exchange
Commission.  In addition,  the estimated financial results for any period do not necessarily  indicate the results that may be  expected  for any future  period,  and any  forward-looking  statement  speaks only as of the date on which such statement is made,  and the Company  undertakes no obligation to update any  forward-looking  statement to reflect the occurrence of anticipated or unanticipated events or circumstances.